SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    June 25, 2021 (June 22, 2021)

PROG Holdings, Inc.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.50 Per Share	PRG	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On June 22, 2021, PROG Holdings, Inc. (the "Company") held its 2021 annual meeting of shareholders (the “Annual Meeting”) in Atlanta, Georgia. As of May 3, 2021, the record date for the Annual Meeting, there were 67,719,308 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 63,028,596 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 93% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2022 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:

    Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Kathy T. Betty	59,405,425	611,216	20,977	2,990,978
Douglas C. Curling	57,031,908	2,984,270	21,440	2,990,978
Cynthia N. Day	55,374,509	4,642,721	20,388	2,990,978
Curtis L. Doman	59,275,288	740,871	21,459	2,990,978
Steven A. Michaels	59,879,973	136,209	21,436	2,990,978
Ray M. Robinson	53,742,076	6,214,790	80,752	2,990,978
James Smith	59,928,746	87,847	21,025	2,990,978

    Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
58,916,503	1,076,746	44,369	2,990,978

    Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2021

For	Against	Abstain	Non-Votes
58,304,688	4,707,529	16,379	—

    Proposal 4 – Amendment to the PROG Holdings, Inc. Employee Stock Purchase Plan

For	Against	Abstain	Non-Votes
59,961,697	48,217	27,704	2,990,978

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
	By:	/s/ Brian Garner
Date: June 25, 2021		Brian Garner Chief Financial Officer